Exhibit 32.1

INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-QSB PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO

THE SECURITIES EXCHANGE ACT OF 1934

Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-QSB, the undersigned hereby certify that this report on Form 10-QSB of MDI, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein this report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of MDI, Inc.

August 13, 2007	August 13, 2007
/s/ J. Collier Sparks	/s/ Michael Sweet
J. Collier Sparks	Michael Sweet
Chief Executive Officer	Chief Financial Officer